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          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  May 31, 2001

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                    ROYAL FINANCIAL CORPORATION
       (Exact name of registrant as specified in its charter)


                             NEVADA
           (State or other jurisdiction of incorporation)


         333-75791                             13-3961109
  (Commission File Number)        (I.R.S. Employer Identification No.)



           245 Citation Circle, Corona, California    92880
         (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (909) 735-2682


                          Not Applicable
        (Former name, former address and former fiscal year, if changed since last report)

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TABLE OF CONTENTS                                              PAGE

ITEM 1   CHANGES IN CONTROL OF REGISTRANT ......................
         No events to report

ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS .................. 1

ITEM 3   BANKRUPTCY OR RECEIVERSHIP ............................
         No events to report

ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS ........
         No events to report

ITEM 5   OTHER EVENTS ..........................................
         No events to report

ITEM 6   RESIGNATION OF REGISTRANT'S DIRECTORS .................
         No events to report

ITEM 7   FINANCIAL  STATEMENTS, PROFORMA FINANCIAL INFORMATION
         AND EXHIBITS .......................................... 2

         EXHIBIT 10.3   Stock Sales Agreement

         EXHIBIT 99.1   Minutes of Board of Directors Meeting


SIGNATURES ..................................................... 3


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On May 31, 2001, we divested two subsidiary corporations owned by Royal Financial which are unrelated to the new business plan we adopted to focus on the manufacture and sale of motorcycle products through Patriot. The two subsidiaries we sold were Walden Woods of Sugarmill, Inc., a Florida corporation ("Walden"), and Royal Mortgage Corporation, a Nevada corporation ("RMC"). Both of these subsidiaries were engaged in the mortgage business which we were involved in prior to our acquisition of Patriot.

RMC had no material assets or liabilities, but Walden owned a parcel of real estate in Charlotte County, Florida (the "Property"), which we had been marketing for sale over the last several months. On May 29, 2001, we received a tentative offer to purchase the property from an unaffiliated party for a purchase price of $561,000. Because the closing of this purchase and sale is not anticipated to occur until sometime in the late Summer of 2001, and we wanted to remove these subsidiaries from our corporate structure, it was decided to sell these two subsidiaries to Mark J. Teinert and Michael J. Pilgrim, our former directors, for the sum of $500,000. The purchase price was paid to us through the delivery of a promissory note in that amount, secured by a first lien and mortgage upon the Property, and was arrived at based upon the net purchase price which we would expect to have made if we sold the Property to the third-party buyer directly, after deducting brokerage commissions and other direct costs of the sale.

A copy of the Stock Exchange Agreement, the Promissory Note, the Mortgage and other documents pertaining to this transaction are being included as Exhibits to this Form 8-K.

ITEM 7   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT   DESCRIPTION

10.3 Stock Sales Agreement, effective May 31, 2001, by and between Royal Financial Corporation and TEPI, LLC, with exhibits and schedules as follows:

          (1)   Schedule 1.     Secured Promissory Note;
          (2)   Schedule 2.     Royal Financial Corporation list of directors
                                and officers;
          (3)   Schedule 3.     List of members of TEPI, LLC; and
          (4)   Deed of Mortgage

99.1 Minutes of Board of Directors Meeting, dated May 30, 2001, approving the sale of the subsidiaries


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYAL FINANCIAL CORPORATION
(Registrant)

Date:  June 15, 2001

                       /s/ Michel Attias
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                           Michel Attias
                           Director, President, CEO, Secretary and Treasurer